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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                  April 2, 2002
                Date of Report (Date of earliest event reported)


                            MEADWESTVACO CORPORATION
             (Exact name of registrant as specified in its charter)

     Delaware                            001-31215              31-1797999
(State or othe jurisdiction of)    (Commission file number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                One High Ridge Park, Stamford, Connecticut 06905
                    (Address of principal executive offices)

                                 (203) 461-7400
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5.  Other events.


     On April 2, 2002, pursuant to a resolution of the Board of Directors adopted on January 29, 2002, and the approval of the management of MeadWestvaco Corporation (the "Company") on March 26, 2002, the Company issued $750,000,000 in 6.85% Notes due 2012 in an underwritten public offering. This amount is part of a total of $1,000,000,000 covered under a Registration Statement on Form S-3 (Registration No. 333-84060) and under a related Prospectus dated March 8, 2002. The issuance of a total of $750,000,000 of 6.85% Notes due 2012 is covered, in addition, by a related Prospectus Supplement dated March 26, 2002.



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Item 7.  Exhibits.


    (c)  Exhibits.  The following exhibits are filed herewith:
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   Exhibit No.   Description
   1             Underwriting Agreement dated as of March 26, 2002 by and among
                 MeadWestvaco Corporation, the guarantors named therein and the underwriters named therein
   4(a)          Indenture dated as of April 2, 2002 by
                 and among MeadWestvaco Corporation, the
                 guarantors named therein and The Bank
                 of New York, as trustee
   4(b)          6.85% Note due 2012
   4(c)          Notation of Guarantee
   5             Opinion of Wendell L. Willkie II, Esq.
   23            Consent of PricewaterhouseCoopers LLP





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  April 2, 2002

                                          MEADWESTVACO CORPORATION




                                 By:    /s/ John W. Hetherington
                                        ----------------------------------
                                        John W. Hetherington
                                        Vice President and Secretary





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